UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2008

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

(650) 961-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2008, the Board of Directors approved amendments, effective as of May 6, 2008, to VeriSign’s amended and restated Bylaws. In addition to conforming changes, the restated Bylaws reflect the following amendments:

1.	Clarification that the Company will be protected in assuming that the persons in whose names shares of capital stock stand on the Company’s ledger are entitled to vote such shares.

2.	Addition of a provision that the validity and enforceability of a proxy will be determined in accordance with the applicable provisions of the Delaware General Corporation Law and that a stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by subsequently delivering a proxy to the Company’s Secretary in accordance with applicable law.

3.	Clarification that no person who is a candidate for office at an election may serve as an inspector in such election.

4.	Clarification that the advance notice provision applies to nominations and other business proposed (i) pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or (ii) otherwise.

5.	Addition of a requirement that the stockholder’s advance notice disclose any short positions or other derivative positions relating to the Company’s shares of the stockholder (or the beneficial owner), such information to be updated through the time of the annual meeting.

6.	Revision of the provision relating to the composition of the Board of Directors by specifying that the Board of Directors will consist of eleven members or such number of members determined from time to time by a resolution of the Board of Directors.

7.	Addition of a provision relating to adjourned meetings of the Board of Directors specifying that a majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least 24 hours’ (or at least 3 days if notice is given by mail) notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

8.	Clarification that any references to a majority of directors, refers to a majority of directors authorized by resolutions (whether or not there exist any vacancies in previously authorized directorships at the time any action is presented to the Board of Directors for adoption).

9.	Clarification that, in the absence of its own specific rules, each committee of the Board of Directors will conduct its business in the same manner as the Board of Directors conducts its business pursuant to the Bylaws.

The full text of the Bylaws as amended and restated is attached hereto as Exhibit 3.01 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.01	Fourth Amended and Restated Bylaws of the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: May 12, 2008	By:	/s/ Richard H. Goshorn
Richard H. Goshorn
Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 3.01	Fourth Amended and Restated Bylaws of the Registrant

5